                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

    Date of Report (Date of earliest event reported):     January 24, 1997


                               TRENWICK GROUP INC.
               (Exact Name of Registrant as Specified in Charter)

         Delaware                    0-14737                 06-1152790
 (State or Other Jurisdiction      (Commission               (IRS Employer
     of Incorporation)              File Number)             Identification No.)

   Metro Center, One Station Place, Stamford, Connecticut    06902
            (Address of principal executive offices)         (Zip Code)

   Registrant's telephone number, including area code:       (203) 353-5500

Item 5.           Other Events

On January 24,1997, the registrant issued a press release in accordance with Rule 135c under the Securities Act of 1933, as amended, in which it announced its intention to (i) make a Rule 144A/Regulation S private offering of $110 million in Subordinated Income Capital Securities through a Delaware statutory business trust, and (ii) use the net proceeds of such offering first to redeem all the registrant's $103.5 million aggregate principal amount of convertible debentures (to the extent they are not converted) and then for general corporate purposes. The press release is attached hereto as Exhibit A.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  January 24, 1997

                                          TRENWICK GROUP INC.

                                          By /s/ James F. Billett, Jr.
                                             ---------------------------------
                                                James F. Billett, Jr.
                                                Chairman of the Board,President
                                                and Chief Executive Officer

                                                                       EXHIBIT A

                 Alan L. Hunte, Vice President, Chief Financial
                              Officer and Treasurer

                               Trenwick Group Inc.
           Announces Proposed Private Offering Of Capital Securities;
                    Intends To Redeem Convertible Debentures

Stamford, Connecticut, January 24, 1997 . . .

Trenwick Group Inc. announced that it intends to make a Rule 144A/Regulation S private offering of $110 million in Subordinated Capital Income Securities (the "Capital Securities") through Trenwick Capital Trust I, a Delaware statutory business trust sponsored by the Company. Subject to the closing of this private offering, the Company intends to call for redemption all $103.5 million aggregate principal amount of the Company's 6% Convertible Debentures due December 15, 1999 and apply substantially all of the net proceeds from the private offering of Capital Securities to redeem the Convertible Debentures to the extent that the holders thereof do not exercise their right to convert them into the Company's common stock. The amount of any remaining net proceeds will be used for general corporate purposes, which may include investments in and advances to subsidiaries, the financing of growth and expansion, the financing of possible future acquisitions and other corporate purposes.

THE CAPITAL SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES ABSENT REGISTRATION THEREUNDER OR AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS THEREOF.

                                    - more -

                           FOR NEW HAMPSHIRE RESIDENTS

NEITHER THE FACT THAT A REGISTRATION STATEMENT OR AN APPLICATION FOR A LICENSE HAS BEEN FILED WITH THE STATE OF NEW HAMPSHIRE NOR THE FACT THAT A SECURITY IS EFFECTIVELY REGISTERED OR A PERSON IS LICENSED IN THE STATE OF NEW HAMPSHIRE CONSTITUTES A FINDING BY THE SECRETARY OF STATE OF NEW HAMPSHIRE THAT ANY DOCUMENT FILED UNDER RSA 421-B IS TRUE, COMPLETE AND NOT MISLEADING. NEITHER ANY SUCH FACT OR THE FACT THAT AN EXEMPTION OR EXCEPTION IS AVAILABLE FOR A SECURITY OR TRANSACTION MEANS THAT THE SECRETARY OF STATE HAS PASSED IN ANY WAY UPON THE MERITS OR QUALIFICATIONS OF, OR RECOMMENDED OR GIVEN APPROVAL TO, ANY PERSON, SECURITY, OR TRANSACTION. IT IS UNLAWFUL TO MAKE, OR CAUSE TO BE MADE, TO ANY PROSPECTIVE PURCHASER, CUSTOMER OR CLIENT, ANY REPRESENTATION INCONSISTENT WITH THE PROVISIONS OF THIS PARAGRAPH.

                        FOR NORTH CAROLINA RESIDENTS ONLY

THE COMMISSIONER OF INSURANCE OF THE STATE OF NORTH CAROLINA HAS NOT APPROVED OR DISAPPROVED THE OFFERING OF THE SECURITIES MADE HEREBY NOR HAS THE COMMISSIONER PASSED UPON THE ACCURACY OR ADEQUACY OF THIS OFFERING MEMORANDUM.

                                      # # #
January 24, 1997